UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 27, 2022

CEDAR REALTY TRUST, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

001-31817	42-1241468
(Commission File Number)	(IRS Employer Identification No.)

928 Carmans Road

Massapequa, New York 11758

(Address of Principal Executive Offices) (Zip Code)

(516) 767-6492

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.06 par value	CDR	New York Stock Exchange
7-1/4% Series B Cumulative Redeemable Preferred Stock, $25.00 Liquidation Value	CDRpB	New York Stock Exchange
6-1/2% Series C Cumulative Redeemable Preferred Stock, $25.00 Liquidation Value	CDRpC	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter) Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders

As previously reported, on March 2, 2022 Cedar Realty Trust, Inc. (the “Company” or “Cedar”) entered into definitive agreements for the sale of certain of the Company’s assets and the subsequent merger of the Company with a wholly-owned subsidiary of Wheeler Real Estate Investment Trust, Inc. (“Wheeler”). On May 27, 2022, the Company held a Special Meeting of Stockholders (the “Special Meeting”) to consider these transactions. Holders of 9,433,420 shares of the Company’s common stock, which represented approximately 69.16% of the shares of the Company’s common stock outstanding and entitled to vote as of the record date of April 18, 2022, were represented in person or by proxy at the Special Meeting.

At the Special Meeting, stockholders voted on the following proposals, which are described in detail in the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on April 21, 2022. Each of the proposals voted upon was approved by the requisite vote of the Company’s stockholders. The number of votes cast for and against, as well as the number of abstentions with respect to, the proposals voted upon at the Special Meeting are set forth below. There were no broker non-votes with respect to any of the proposals.

Proposal 1 - The sale of the Company and substantially all of its assets. To approve the sale by the Company of a portfolio of 33 grocery-anchored shopping centers to DRA Fund X-B LLC and KPR Centers LLC, followed by the subsequent merger of the Company with a wholly-owned subsidiary of Wheeler. Stockholders voted as follows:

For:	9,411,048
Against:	19,556
Abstain:	2,816

Accordingly, Proposal 1 was approved.

Proposal 2 - Advisory Vote on Executive Compensation Payable in Connection with the Transactions. To approve, on an advisory (non-binding) basis, specified compensation that may become payable to the named executive officers of Cedar in connection with the sale and merger transactions. Stockholders voted as follows:

For:	6,915,856
Against:	2,494,499
Abstain:	23,065

Accordingly, Proposal 2 was approved. Stockholder action on a third proposal, to approve one or more adjournments of the Special Meeting, if necessary, to solicit additional proxies in favor of Proposal 1 was not required and no vote was taken on that proposal.

Item 8.01. Other Events.

The Company anticipates that the total amount of cash to be returned to holders of the Company’s common stock as a result of the asset sale and subsequent merger transactions will be $29.00 per share or more. The exact amount of net proceeds available for distribution in connection with the transactions is subject to customary real estate prorations applicable to sales of commercial real estate, payment by the Company of specified leasing costs, all applicable transaction costs and expenses, and satisfaction of other Company liabilities and indebtedness. The Company will issue a press release specifying the exact amount of net proceeds available for distribution prior to the effective time of the merger transaction.

Cautionary Statement Regarding Forward-Looking Statements

The information included herein, together with other statements and information publicly disseminated by the Company in connection with the proposed asset sale and merger transactions, contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Cedar intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and include this statement for purposes of complying with these safe harbor provisions.

Forward-looking statements, which are based on certain assumptions and describe the Company’s future plans, strategies and expectations, are generally identifiable by use of the words “may”, “will”, “should”, “estimates”, “projects”, “anticipates”, “believes”, “expects”, “intends”, “future”, and words of similar import, or the negative thereof. Factors that could cause actual results, performance or achievements to differ materially from current expectations include, but are not limited to: (i) the proposed transactions may not be completed in a timely manner or at all, (ii) the possibility that any or all of the various conditions to the consummation of the transactions may not be satisfied or waived; (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of one or more of the definitive transaction agreements, including in circumstances which would require the Company to pay a termination fee or other expenses; (iv) the risk that the pending shareholder litigation in connection with the transactions, or additional lawsuits that may be filed in the future in connection with the transactions, may affect the timing or occurrence of the transactions or result in significant costs of defense, indemnification and liability, (v) the possibility that any of the respective opinions, consents or approvals required in connection with the transactions will not be received or obtained in the expected time frame, on the expected terms or at all; and (vi) significant transaction costs, fees, expenses and charges; For further discussion of factors that could materially affect the outcome of forward-looking statements, see “Risk Factors” in Part I, Item 1A, of the Company’s Annual Report on Form 10-K for the year ended December 31, 2021 and other documents that the Company files with the SEC from time to time.

Except for ongoing obligations to disclose material information as required by the federal securities laws, the Company undertakes no obligation to release publicly any revisions to any forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

CEDAR REALTY TRUST, INC.

/s/ Bruce J. Schanzer
Bruce J. Schanzer
President and Chief Executive Officer
(Principal executive officer)

Dated: May 31, 2022